Vanguard Cash Reserves Federal Money Market Fund

Supplement Dated December 22, 2020, to the Prospectus and Summary Prospectus Dated December 22, 2020

Effective immediately, Investor Shares of Vanguard Cash Reserves Federal Money Market Fund (formerly known as Vanguard Prime Money Market Fund) are closed to new investors. The Fund's Investor Shares will remain open to existing investors. You may convert your Investor Shares of the Fund to Admiral Shares at any time by contacting Vanguard.

It is anticipated that all of the Fund's outstanding Investor Shares will be automatically converted to Admiral Shares beginning in the fourth quarter of 2020 and continuing through 2021. Once all outstanding shares are converted, the Investor share class will be eliminated.

© 2020 The Vanguard Group, Inc. All rights reserved.	PS 030M 122020
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